QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Cutter & Buck Inc. ("the Company") on Form 10-K for the fiscal year 2004, as filed with the Securities and Exchange Commission on July 14, 2004 ("the Report"), I, Ernest R. Johnson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

/s/ ERNEST R. JOHNSON Ernest R. Johnson Chief Financial Officer (Principal Financial and Accounting Officer)

61

QuickLinks

  EXHIBIT 32.2